                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report : January 25, 2007
                        ---------------------------------
                        (Date of earliest event reported)

                        AMERICAN TECHNICAL CERAMICS CORP.
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             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                       1-9125                  11-2113382
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(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)

                  17 STEPAR PLACE, HUNTINGTON STATION, NY 11746
                  ---------------------------------------------
                    (Address of Principal Executive Offices)

                                 (631) 622-4700
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2 (b) under the
      Exchange Act (17 CFR 240.14d-2 (b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the
      Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         The disclosure set forth below under Item 2.03 (Creation of a Direct
Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant) is hereby incorporated by reference into this Item 1.01.

ITEM 2.03.    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
              AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On January 25, 2007, American Technical Ceramics Corp. (the "Company")
and Commerce Bank, N.A. ("Commerce Bank") entered into an amendment, effective as of November 30, 2006 (the "Amendment"), to the Loan and Security Agreement
between them (the "Credit Agreement") relating to the Company's $5,000,000 revolving credit facility (the "Facility"). Pursuant to the Amendment, (i) the
Facility was extended through November 30, 2007, (ii) Commerce Bank released its lien and security interest in the Company's inventory (retaining its lien and security interest in the Company's accounts receivable), and (iii) the level of
Tangible Net Worth (as defined in the Credit Agreement) that the Company is required to maintain was increased from $47,000,000 to $60,000,000. As modified by the Amendment, the Credit Agreement remains in full force and effect.

         The Company's obligations under the Facility are guaranteed by its wholly-owned subsidiary, American Technical Ceramics (Florida), Inc.
("ATC-Florida"). ATC-Florida's obligations under its guaranty were secured by a lien on its accounts receivable and inventory. In connection with the Amendment,
Commerce Bank also released its lien and security interest in ATC-Florida's inventory, retaining its lien and security interest in ATC-Florida's accounts receivable.

         As of the date hereof, the Company has no outstanding borrowings under the Facility.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN TECHNICAL CERAMICS CORP.
                                         ---------------------------------------
                                                      (Registrant)

                                                      /S/ ANDREW R. PERZ
                                                --------------------------------
Date:  January 25, 2007                                   Andrew R. Perz
                                                     Vice President, Finance
                                                 (Principal Accounting Officer)